UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2006 (February 27, 2006)

EQUICAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31091	33-0652593
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

5528 Westcott Circle, Frederick, Maryland 21703

Address of Principal Executive Offices
Zip Code

(301) 717-8267

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On February 27, 2006 Equicap, Inc. (the “Company”) formally dismissed Comiskey & Company, P.C. (“Comiskey”) as its independent registered public accounting firm. Such dismissal was approved by the Company’s Board of Directors.

Comiskey audited the Company’s financial statements for the fiscal year ended December 31, 2004 and Comiskey’s report is included in the Company’s annual report on Form 10-KSB for the year then ended. Another auditor audited the Company’s financial statements for the fiscal year ended December 31, 2003. Comiskey’s reports on the Company’s financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

The Company has provided Comiskey with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from Comiskey to such effect is attached hereto as Exhibit 16.1.

Also effective February 27, 2006, Paritz & Company, PA (“Paritz”) was appointed as the new independent registered public accounting firm for the Company.

During its two most recent fiscal years, the Company has not consulted with Paritz on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in item 304(a)(1)(iv)(A) of Regulation S-B.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 16.1 - Letter, dated February 27, 2006, from Comiskey & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2006

EQUICAP, INC.

By: /s/ Thomas W. Colligan
Thomas W. Colligan, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter, dated February 27, 2006, from Comiskey & Company, P.C.